EQ ADVISORS TRUSTSM

SUPPLEMENT DATED FEBRUARY 21, 2014 TO THE PROSPECTUS DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2013, as supplemented of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about the proposed reorganization of certain Portfolios of the Trust into existing corresponding portfolios of the Trust.

Information Regarding the Proposed Reorganization of Certain Portfolios

On December 10-11, 2013, the Board of Trustees of the Trust approved a form of a Plan of Reorganization and Termination (“Reorganization Plan”), which provides for the reorganization of each Portfolio listed below into a corresponding Acquiring Portfolio of the Trust (each, a “Reorganization” and collectively, the “Reorganizations”) as follows:

Acquired Portfolios	Acquiring Portfolios
EQ/Davis New York Venture Portfolio	EQ/Invesco Comstock Portfolio
EQ/Lord Abbett Large Cap Core Portfolio
EQ/Equity Growth PLUS Portfolio	EQ/Large Cap Growth PLUS Portfolio
(each, an “Acquired Portfolio” and collectively, the “Acquired Portfolios”)	(each, an “Acquiring Portfolio” and collectively, the “Acquiring Portfolios”)

Under the Reorganization Plan, each Reorganization will involve the transfer of all of the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for Acquiring Portfolio shares having an aggregate net asset value equal to the value of the acquired Portfolio’s net assets, the Acquiring Portfolio’s assumption of all the liabilities of the Acquired Portfolio, the distribution of Acquiring Portfolio shares to the shareholders of the Acquired Portfolio and the complete termination of the Acquired Portfolio. Acquired Portfolio shareholders on the closing date would thus become shareholders of the corresponding Acquiring Portfolio and receive shares of the corresponding Acquiring Portfolio with a total net asset value equal to that of their shares of the Acquired Portfolio on the closing date. Each Acquired Portfolio and the corresponding Acquiring Portfolio listed above have similar investment objectives, policies and risks; however, there are some differences which will be described in the proxy solicitation materials referenced below. AXA Equitable Funds Management Group, LLC serves as the investment manager for each of the Acquired and Acquiring Portfolios and will continue to serve as the investment manager for the Acquiring Portfolios following the Reorganizations.

Each Reorganization Plan is subject to approval by shareholders of Acquired Portfolios. A special shareholder meeting of the Acquired Portfolios is anticipated to be held on or about May 21, 2014 to vote on the Reorganization Plan. If shareholders approve the Reorganization Plan, It is anticipated that, the Reorganizations will take place on or about June 20, 2014. Until that date, however, you will be able to purchase, redeem and exchange shares in each of the Acquired Portfolios (depending on availability in your insurance product) subject to the limitations described in the Trust’s Prospectus. Accordingly, if you intend to engage in such transactions, you should read this Supplement to the Prospectus, together with the Trust’s Summary Prospectuses dated May 1, 2013, as supplemented.

Additional information regarding the Acquiring Portfolios (including, among other things, the investment objectives, policies and risks, fees and expenses and investment sub-advisers of the Acquiring Portfolios), the terms of the Reorganization Plan and the factors the Board of Trustees considered in deciding to approve the Reorganization Plan will be sent to shareholders of record of the Acquired Portfolios as part of the proxy solicitation materials and will also be available for free on the EDGAR database on the SEC’s Internet site at: http://www.sec.gov.